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Exhibit 10.1

AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

AMONG

REGAL ENTERTAINMENT GROUP

AND

THE STOCKHOLDERS IDENTIFIED HEREIN

MAY 14, 2002

i

AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT
REGAL ENTERTAINMENT GROUP

        THIS AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (this "Agreement"), dated May 14, 2002, by and among Regal Entertainment Group, a Delaware corporation (the "Company"), Anschutz Investment Fund, LP ("Anschutz"), ACE II LLC f/k/a Anschutz Investment Group LLC ("ACE"), Juniper Family Investments, LLC ("Juniper"), Lyndia K. Harvey as Trustee of the Lyndia K. Harvey Revocable Trust ("Harvey") and OCM Principal Opportunities Fund II, L.P. ("Oaktree" and together with Anschutz, ACE, Juniper and Harvey, the "Sponsor Stockholders"), and the other stockholders of the Company identified on Appendix I attached hereto as the "Non-Sponsor Stockholders." The Sponsor Stockholders and the Non-Sponsor Stockholders, together with other stockholders of the Company who may become parties hereto from time to time, are referred to herein collectively as the "Stockholders" and individually as a "Stockholder."

        WHEREAS, the original Stockholders' Agreement dated March 8, 2002 (the "Original Stockholders' Agreement") among the Company and certain Stockholders was entered into in connection with that certain Exchange Agreement, dated March 8, 2002 by and among the Company and the parties thereto (the "Exchange Agreement").

        WHEREAS, pursuant to the terms of the Exchange Agreement, Anschutz, Juniper and Harvey, as transferees of ACE and Craig D. Slater, became party to the Exchange Agreement on April 10, 2002 and pursuant to the terms of the Exchange Agreement, Anschutz, Juniper and Harvey became party to the Original Stockholders' Agreement on April 12, 2002;

        WHEREAS, pursuant to the terms of the Original Stockholders' Agreement, the Original Stockholders' Agreement became effective on April 12, 2002 upon the closing pursuant to the Exchange Agreement;

        WHEREAS, pursuant to Section 9.9 of the Original Stockholders' Agreement, upon the consummation of the Company's Initial Public Offering, which occurred on the date hereof, the provisions of Articles 1, 2, 3 and 5 of the Original Stockholders' Agreement automatically terminated;

        WHEREAS, pursuant to Section 9.5 of the Original Stockholders' Agreement, the Original Stockholders' Agreement may be amended by the Company and holders of at least seventy five percent (75%) of the voting power of all shares of Equity Securities held by the Stockholders;

        WHEREAS, the Company, Anschutz and certain other Stockholders holding in the aggregate not less than seventy five percent (75%) of the voting power of all shares of Equity Securities held by the Stockholders desire to amend and restate the Original Stockholders' Agreement to, among other things, delete those provisions of the Original Stockholders' Agreement that terminated upon the closing of the Company's Initial Public Offering and to conform certain other provisions of the Original Stockholders' Agreement as a result thereof;

        WHEREAS, pursuant to Section 9.5 of the Original Stockholders' Agreement, this Agreement shall be binding upon each Stockholder identified on Appendix I hereto.

        WHEREAS, capitalized terms used in this Agreement shall have the meaning ascribed to them in Article 3 hereof.

        NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the Company and the Stockholders agree as follows:

1.
REGISTRATION RIGHTS

1.1.
Demand Registration Rights

          1.1.1. Request

          Subject to the provisions of this Section 1.1, at any time after six (6) months following the closing of the Initial Public Offering, (A) Anschutz or any Anschutz Affiliate may request registration for sale under the Act of all or part of the Common Stock then held by them;

  provided, however, that such request shall cover the registration of Common Stock with an anticipated aggregate offering price (before any underwriting discounts and commissions) of at least $25,000,000 and (B) Oaktree or any Oaktree Affiliate may request registration for sale under the Act of all or part of the Common Stock then held by them; provided, however, that such request shall cover the registration of Common Stock with an anticipated aggregate offering price (before any underwriting discounts and commissions) of at least $25,000,000. Within thirty (30) days after receipt by the Company of such request (which request shall specify the number of shares proposed to be registered and sold), the Company shall promptly give written notice to all other Stockholders of the proposed demand registration, and such other Stockholders shall have the right to join in such proposed registration and sale, upon written request to the Company (which request shall specify the number of shares proposed to be registered and sold) within fifteen (15) days after receipt of such notice from the Company. The Company shall thereafter, as expeditiously as practicable, use its reasonable best efforts (x) to file with the SEC under the Act a registration statement on the appropriate form concerning all Common Stock specified in the demand request and all shares with respect to which the Company has received such written request from the other Stockholders and (y) to cause such registration statement to be declared effective. The Company shall use its reasonable best efforts to cause each offering pursuant to this Section 1.1 to be managed, on a firm commitment basis, by a recognized regional or national underwriter. With respect to requests for registration by Anschutz or any Anschutz Affiliate pursuant to clause (A) above, the Company shall not be required to comply with more than three (3) requests by Anschutz or any Anschutz Affiliate, collectively, for demand registrations pursuant to this Section 1.1 unless pursuant to the provisions of Section 1.1.3 hereof a number of shares in excess of fifty percent (50%) of the Common Stock requested to be included in a registration are not included, in which event such demand registration shall not count against the three (3) demand registrations to which Anschutz and any Anschutz Affiliates, collectively, are entitled. With respect to requests for registration by Oaktree or any Oaktree Affiliate pursuant to clause (B) above, the Company shall not be required to comply with more than two (2) requests by Oaktree or any Oaktree Affiliates, collectively, for demand registrations pursuant to this Section 1.1 unless pursuant to the provisions of Section 1.1.3 hereof a number of shares in excess of fifty percent (50%) of the Common Stock requested to be included in a registration are not included, in which event such demand registration shall not count against the two (2) demand registrations to which Oaktree and any Oaktree Affiliates, collectively, are entitled.

          1.1.2. Delay by Company

          The Company shall not be required to effect a demand registration under the Act pursuant to Section 1.1.1 above if (i) the Company receives such request for registration within one hundred twenty (120) days preceding the anticipated effective date of a proposed underwritten public offering of securities of the Company approved by the Company's board of directors prior to the Company's receipt of such request; (ii) within twelve (12) months prior to any such request for registration, a registration of securities of the Company has been effected in which the Stockholders had the right to participate pursuant to this Section 1.1 or Section 1.2 hereof; or (iii) the board of directors of the Company reasonably determines in good faith that effecting such a demand registration at such time would have a material adverse effect upon a proposed sale of all (or substantially all) the assets of the Company, or a merger, reorganization, recapitalization, or similar transaction materially affecting the capital structure or equity ownership of the Company; provided, however, that the Company may only delay a demand registration pursuant to this Section 1.1.2(iii) for a period not exceeding six (6) months (or until such earlier time as such transaction is consummated or no longer proposed). The Company shall promptly notify in writing the Stockholders requesting registration of any decision not to effect any such request for registration pursuant to this Section 1.1.2, which notice shall set forth in reasonable detail the reason for such decision and shall include an undertaking by the Company promptly to notify such Stockholders as soon as a demand registration may be effected.

          1.1.3. Pro Rata Reduction

          If a demand registration is an underwritten registration and the managing underwriters advise the Company and the Stockholders participating in the demand registration in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number that can be sold in such offering, then the amount of such shares that may be included in such registration shall be allocated pro rata among all of such participating Stockholders in proportion to the number of shares of Common Stock such Stockholders have requested to include in the demand registration.

          1.1.4. Withdrawal

          Stockholders participating in any demand registration pursuant to this Section 1.1 may withdraw at any time before a registration statement is declared effective, in which event the Company shall withdraw such registration statement (and the Stockholders shall not be deemed to have requested a demand registration for purposes of Section 1.1.1 hereof) unless at least fifty percent (50%) of the shares of Common Stock of the Company requested to be registered remain covered by such registration statement. If the Company withdraws a registration statement under this Section 1.1.4 in respect of a registration for which the Company would otherwise be required to pay expenses under Section 1.5.2 hereof, the Stockholders that shall have withdrawn shall be liable to the Company for all expenses of such registration specified in Section 1.5.2 hereof in proportion to the number of shares each such withdrawing Stockholder shall have requested to be registered.

  1.2.
  Piggyback Registration Rights

          1.2.1. Request

          If at any time or times after the date hereof the Company proposes to make a registered public offering of any of its Equity Securities under the Act (whether to be sold by it or by one or more third parties), other than (a) the Company's Initial Public Offering, (b) an offering pursuant to a demand registration under Section 1.1.1 hereof or (c) an offering registered on Form S-8, Form S-4, or comparable forms, the Company shall, not less than ten (10) business days prior to the proposed filing date of the registration form, give written notice of the proposed registration to each Stockholder, and at the written request of a Stockholder delivered to the Company within five (5) business days after the receipt of such notice, shall include in such registration and offering, and in any underwriting of such offering, all shares of Common Stock as may have been designated in such Stockholder's request.

          1.2.2. Pro Rata Reduction

          If a registration in which any Stockholder has the right to participate pursuant to this Section 1.2 is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, the Company shall include in such registration (i) first, the securities of the Company proposed to be sold by the Company, and (ii) second, the Common Stock proposed to be sold by such Stockholder and by any other Stockholders proposing to sell shares of Common Stock pursuant to such registration, in proportion to the number of shares of Common Stock so requested by each of them to be included. If a registration in which such Stockholder has the right to participate pursuant to this Section 1.2 is an underwritten secondary registration and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, then the Company shall include in such offering the number of shares of Common Stock owned and proposed to be sold by such Stockholder and by any other participants (including other Stockholders) proposing (and entitled) to sell shares pursuant to such registration, in proportion to the number of shares of Common Stock so requested by each of them to be included.

          1.3. Registration Procedures

          The Company shall have no obligation to file a registration statement pursuant to Section 1.1 hereof, or to include shares of Common Stock owned by any Stockholder in a registration statement pursuant to Section 1.2 hereof, unless and until such Stockholder shall have furnished the Company with all information and statements about or pertaining to such Stockholder in such reasonable detail and on such timely basis as is reasonably deemed by the Company to be necessary or appropriate with respect to the preparation of the registration statement. Whenever any Stockholder has requested that any shares of Common Stock be registered pursuant to Sections 1.1 or 1.2 hereof, the Company shall, as expeditiously as reasonably possible:

          1.3.1 prepare and file with the SEC a registration statement with respect to such shares and use its best efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish counsel for such Stockholder with copies of all such documents proposed to be filed);

          1.3.2 prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine (9) months or until such Stockholder has completed the distribution described in such registration statement, whichever occurs first;

          1.3.3 furnish to such Stockholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such Stockholder may reasonably request;

          1.3.4 use its best efforts to register or qualify such shares under such other securities or blue sky laws of such jurisdictions as such Stockholder reasonably requests (and to maintain such registrations and qualifications effective for a period of nine (9) months or until such Stockholder has completed the distribution of such shares, whichever occurs first), and to do any and all other acts and things that may be reasonably necessary or advisable to enable such Stockholder to consummate the disposition of such shares in such jurisdictions (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not be required but for this Section 1.3.4, (ii) subject itself to taxation in any such jurisdiction, or (iii) file any general consent to service of process in any such jurisdiction); provided, that notwithstanding anything to the contrary in this Agreement with respect to the bearing of expenses, if any such jurisdiction shall require that expenses incurred in connection with the qualification of such shares in that jurisdiction be borne in part or full by such Stockholder, then such Stockholder shall pay such expenses to the extent required by such jurisdiction;

          1.3.5 notify such Stockholder, at any time when a prospectus relating to such shares of Common Stock is required to be delivered under the Act within the period that the Company is required to keep the registration statement effective, of the happening of any event as a result of which the prospectus included in any such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          1.3.6 cause all such shares to be listed on securities exchanges, if any, on which similar securities issued by the Company are then listed;

          1.3.7 provide a transfer agent and registrar for all such shares (if the Company does not already have such an agent) not later than the effective date of such registration statement;

          1.3.8 enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as such Stockholder reasonably requests (and subject to its reasonable approval) in order to expedite or facilitate the disposition of such shares; and

          1.3.9 make available for inspection by such Stockholder, by any underwriter participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by such Stockholder or by any such underwriter, all financial and other records, pertinent corporate documents, and properties (other than confidential intellectual property) of the Company.

  1.4.
  Holdback Agreement

        If requested by the Company or the representatives of the underwriters of Equity Securities of the Company, each Stockholder shall not sell or otherwise transfer or dispose of any Equity Securities of the Company held by such Stockholder (other than those included in a registration, if applicable) for a period specified by the representative of the underwriters, which period shall not exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Act, provided that all directors and executive officers of the Company enter into similar agreements. Each Stockholder agrees to execute and deliver such other agreements as may reasonably be requested by the Company or the underwriter that are consistent with the foregoing or that are necessary to give further effect thereto. The obligations described in this Section 1.4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms. The Company may impose stop-transfer instructions with respect to the Equity Securities subject to the foregoing restrictions, not to exceed a one hundred eighty (180) day period.

  1.5.
  Registration Expenses

          1.5.1. Stockholder Expenses

          If, pursuant to Section 1.1 or 1.2 hereof, shares of Common Stock owned by any Stockholder are included in a registration statement, then such Stockholder shall pay all transfer taxes, if any, relating to the sale of its shares, the fees and expenses of its own counsel (other than the one counsel provided for in Section 1.5.2.), and its pro rata portion of any underwriting discounts or commissions or the equivalent thereof.

          1.5.2. Company Expenses

          Except for the fees and expenses specified in Section 1.5.1 hereof and except as provided below in this Section 1.5.2, the Company shall pay all expenses incident to the registration and to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, underwriting discounts, fees and expenses (other than such Stockholder's pro rata portion of any underwriting discounts or commissions or the equivalent thereof), the expenses and fees for listing the securities to be registered on exchanges on which similar securities issued by the Company are then listed, printing expenses, messenger and delivery expenses, internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and expenses of counsel for the Company and all independent certified public accountants and other persons retained by the Company and fees and expenses of one counsel to represent all Stockholders participating in the registration.

          1.5.3. Indemnity

          In the event that any shares of Common Stock owned by a Stockholder are sold by means of a registration statement pursuant to Section 1.1 or 1.2 hereof, the Company agrees to indemnify and hold harmless such Stockholder, each of its officers and directors, and each person, if any, who controls or may control such Stockholder within the meaning of the Act from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses (including, without limitation, interest, penalties, and reasonable attorneys' fees and disbursements) (hereinafter referred to in this Section 1.5.3 in the singular as a "claim" and in the plural as "claims") asserted against, resulting from, imposed upon or incurred by such indemnified person, directly or indirectly, based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based upon, arises out of or results from information furnished in writing to the Company by such Stockholder for use in connection with the registration statement. Such Stockholder agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls or may control the Company within the meaning of the Act from and against all claims asserted against, resulting to, imposed upon or incurred by such indemnified person, directly or indirectly, based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statement made therein, in the light of the circumstances under which they were made, not misleading, to the extent that such claim is based upon, arises out of or results from information furnished in writing to the Company by such Stockholder for use in connection with the registration statement. The indemnifications set forth herein shall be in addition to any liability the Company or such Stockholder may otherwise have to the indemnified persons. Promptly after actually receiving definitive notice of any claim in respect of which an indemnified person may seek indemnification under this Section 1.5.3, such indemnified person shall submit written notice thereof to the indemnifying person under this Section 1.5.3. The failure of such indemnified person so to notify such indemnifying person of any such claim shall not relieve the indemnifying person from any liability it may have hereunder except to the extent that (i) such liability was caused or increased by such failure or (ii) the ability of the indemnifying person to reduce such liability was materially adversely affected by such failure. In addition, the failure of the indemnified person so to notify the indemnifying person of any such claim shall not relieve the indemnifying person from any liability it may have otherwise than hereunder. The indemnifying person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise or settlement (without admitting liability of the indemnified person) of any such claim asserted, such defense, compromise or settlement to be undertaken at the expense and risk of the indemnifying person, and the indemnified person shall have the right to engage separate counsel, at its own expense, whom counsel for the indemnifying person shall keep informed and consult with in a reasonable manner. In the event the indemnifying person shall elect not to undertake such defense by its own representatives, the indemnifying person shall give prompt written notice of such election to the indemnified person, and the indemnified person shall undertake the defense, compromise or settlement (without admitting liability of the indemnified person) thereof on behalf of and for the account and risk of the indemnifying person by counsel or other representatives designated by the indemnified person. In the event that any claim shall arise out of a transaction or cover any period or periods wherein the Company and such Stockholder shall each be liable hereunder for part of the liability or obligation arising therefrom, then the parties shall, each choosing its own counsel and bearing its own expenses, defend such claim, and no settlement or compromise of such claim may be made without the joint consent or approval of the Company and such Stockholder. Notwithstanding the foregoing, no indemnifying person shall be obligated hereunder with respect to amounts paid in settlement of any claim if such settlement is effected without the consent of such indemnifying person (which consent shall not be unreasonably withheld).

  1.6.
  Termination of Registration Rights

        Except with respect to registrations previously requested or in process, the registration rights set forth in Section 1.1 and 1.2 shall terminate as to any Equity Securities that become (i) eligible for sale in compliance with Rule 144(k) under the Act (or any similar rule then in force) or (ii) otherwise eligible for sale and saleable within any consecutive three (3) month period pursuant to Rule 144.

2.
COVENANTS

2.1.
Affiliate Transactions.

        So long as Anschutz, any Anschutz Affiliate, Oaktree or any Oaktree Affiliate holds any Equity Securities, the Company will not without the prior approval of each of Anschutz and Oaktree, enter into or engage in, or permit any of its subsidiaries to enter into or engage in, any transaction or series of related transactions with any Stockholder or any Affiliate of any Stockholder, unless such transaction is on terms no less favorable to the Company or its subsidiaries than those that would have been obtainable at that time in an arms-length transaction with an unaffiliated or uninterested party.

  2.2.
  Consultation Rights.

        So long as Anschutz, any Anschutz Affiliate, Oaktree or any Oaktree Affiliate hold any Equity Securities, each of the foregoing shall be entitled to:

          (i)    to discuss the business operations, properties, financial and other conditions, and plans and prospects of the Company with any director, senior executive officer or other authorized officer of the Company designated by the board of directors of the Company, and upon reasonable notice to the Company, with any director, senior executive officer or other authorized officer of any subsidiary of the Company;

          (ii)  to submit suggestions from time to time to the management of the Company with the requirement that one or more senior executive officers of the Company shall discuss such suggestions with the Person submitting such suggestions within a reasonable period of time after such submission; and

          (iii)  to meet with one or more senior executive officers of the Company, at reasonable times and on reasonable notice in order to discuss any suggestions made under (ii) above or for other purposes.

        The rights granted to Anschutz, any Anschutz Affiliate, Oaktree and any Oaktree Affiliate hereunder are not in substitution for, and shall not be deemed to be in limitation of, any rights otherwise available to any of the foregoing as holders of any securities of the Company. In addition, the Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and or assets of the Company to expressly assume and agree to perform the covenants contained in this Section 2.2 in the same manner and to the same extent that the Company would have been required to perform if no succession had taken place.

3.
DEFINITIONS

        Capitalized terms used in this Agreement shall have the meaning ascribed to them as follows:

        "Act" shall mean the Securities Act of 1933, as amended.

        "Affiliate" shall mean with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of the foregoing, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlled" and "controlling" shall have meanings correlative to the foregoing.

        "Agreement" shall mean this Amended and Restated Stockholders' Agreement.

        "Anschutz" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

        "Anschutz Affiliates" means (i) Anschutz and any company, joint venture, limited liability company, association or partnership of which Anschutz is a shareholder, member, manager or general partner, as the case may be or (ii) any Person that, directly or indirectly, controls, is controlled by or is under common control with Anschutz Company, a Delaware corporation. For purposes of the foregoing, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlled" and "controlling" shall have meanings correlative to the foregoing.

        "Class A Common Stock" shall mean the common stock of the Company designated Class A, par value $0.001 per share.

        "Class B Common Stock" shall mean the common stock of the Company designated Class B, par value $0.001 per share.

        "Common Stock" shall mean the Class A Common Stock and the Class B Common Stock.

        "Company" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

        "Equity Securities" shall mean any share of any class or series of capital stock of the Company or any right or option to acquire any share of capital stock of the Company and shall include the Common Stock.

        "Initial Public Offering" shall mean the initial public offering of shares of the Company's Class A Common Stock, which offering was consummated on May 14, 2002.

        "Oaktree" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

        "Oaktree Affiliates" means (i) Oaktree and any company, joint venture, limited liability company, association or partnership of which Oaktree is a shareholder, member, manager or general partner, as the case may be or (ii) any Person that, directly or indirectly, controls, is controlled by or is under common control with Oaktree. For purposes of the foregoing, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlled" and "controlling" shall have meanings correlative to the foregoing.

        "Non-Sponsor Stockholder" shall mean any person or entity named as such on the signature pages of this Agreement or on Appendix I attached hereto, as such Appendix may be modified from time to time.

        "Person" means a corporation, trust, limited liability company, association, partnership, joint venture, organization, business, individual, government (or subdivision thereof), governmental agency or other legal entity.

        "Sponsor Stockholder" shall mean any person named as such in the introductory paragraph of this Agreement or on Appendix I attached hereto, as such Appendix I may be modified from time to time.

        "Stockholder" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

4.
MISCELLANEOUS

4.1.
Additional Actions and Documents

        Each of the Company and the Stockholders hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

4.2.
Expenses

        The Company and each Stockholder shall pay his or its own expenses incident to the preparation and negotiation of this Agreement and the transactions contemplated hereunder, including all legal and accounting fees and disbursements, except as expressly set forth in Section 1.5 hereof or in any other provision of this Agreement.

  4.3.
  Assignment

        Neither the Company nor any Stockholder shall assign this Agreement, in whole or in part, whether by operation of law or otherwise unless such person shall have obtained the prior written consent of the Company and all of the Stockholders. Any purported assignment of this Agreement contrary to the terms hereof shall be null and void and of no force and effect.

  4.4.
  Entire Agreement; Amendment

        This Agreement, including the Appendices and Exhibits hereto and other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement among the Company and the Stockholders with respect to the matters addressed herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and (i) holders of at least a majority of the voting power of the shares of Equity Securities then held by Anschutz or any Anschutz Affiliate and holders of at least a majority of the voting power of the shares of Equity Securities then held by Oaktree or any Oaktree Affiliate; provided, however, that if, collectively, Anschutz, any Anschutz Affiliate, Oaktree and any Oaktree Affiliate hold less than 33% of the voting power of all of the shares of Equity Securities held by all Stockholders, then (ii) holders of at least seventy five percent (75%) of the voting power of all shares of Equity Securities held by the Stockholders. Notwithstanding the foregoing provisions of Section 4.4, no provision of this Agreement (including, without limitation, the provisions of this Section 4.4) may be waived or amended in any manner that would materially and adversely affect the rights of any Non-Sponsor Stockholder without the written consent of such affected Non-Sponsor Stockholder. Any amendment or waiver effected in accordance with this Section 4.4shall be binding upon each holder of any Equity Securities.

  4.5.
  Waiver

        No delay or failure on the part of the Company or any Stockholder in exercising any right, power or privilege under this Agreement or under any other instruments given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against the Company or any Stockholder unless made in writing and signed by the Person against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

  4.6.
  Limitation on Benefit

        It is the explicit intention of the Company and the Stockholders that no person or entity other than the Company and the Stockholders is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the Company or the Stockholders, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the Company and the Stockholders or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

  4.7.
  Binding Effect

        This Agreement shall be binding upon and shall inure to the benefit of the Company and the Stockholders and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

  4.8.
  Termination

        This Agreement shall automatically terminate as to any Stockholder who is or who becomes subject to this Agreement when such Stockholder ceases to own any Equity Securities or any interest therein and such Stockholder shall thereafter have no rights or obligations hereunder.

  4.9.
  Governing Law

        This Agreement, the rights and obligations of the Company and the Stockholders, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Delaware (excluding the choice of law rules thereof).

  4.10.
  Notices

        All notices, demands, requests, or other communications that may be or are required to be given, served, or sent by the Company or any Stockholder to the Company or any Stockholder pursuant to this Agreement shall be in writing and shall be hand-delivered, mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, sent by FedEx or other reputable overnight courier service or transmitted by telegram, telecopy, facsimile transmission or telex, addressed as follows:

(i)	If to the Company:
Regal Entertainment Group 7132 Mike Campbell Drive Knoxville, TN 37918 Attention: President
and to
Regal Entertainment Group 7132 Mike Campbell Drive Knoxville, TN 37918 Attention: General Counsel
with a copy (which shall not constitute notice) to:
The Anschutz Corporation 555 17th Street, Suite 2400 Denver, CO 80202 Attention: Michael F. Bennet
and to
Hogan & Hartson L.L.P. One Tabor Center, Suite 1500 1200 Seventeenth Street Denver, CO 80202 Attention: Christopher J. Walsh
(ii)	If to a Stockholder:
To such Stockholder's address on Appendix I hereto.

Each of the Company and any Stockholder may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication that shall be hand-delivered, mailed, overnighted, transmitted, telecopied or telexed in the manner described above, or that shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

  4.11.
  Headings

        Article and Section headings and the table of contents contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

  4.12.
  Execution in Counterparts

        To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each signatory, or that the signatures of all persons required to bind any signatory, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each signatory appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the signatories hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.

REGAL ENTERTAINMENT GROUP
By:	/s/ PETER B. BRANDOW Name: Peter B. Brandow
	Title:	Executive Vice President, General Counsel and Secretary
ANSCHUTZ INVESTMENT FUND, LP
By:	Anschutz Company, its general partner
By:	/s/ CRAIG D. SLATER Name: Craig D. Slater Title: Executive Vice President
Voting Power: 77.7%
OCM Principal Opportunities Fund II, L.P.
By:	Oaktree Capital Management, LLC, its general partner
By:	/s/ STEPHEN KAPLAN Name: Stephen Kaplan Title: Principal
By:	/s/ B. JAMES FORD Name: B. James Ford Title: Managing Director
Voting Power: 17.3%

APPENDIX I
STOCKHOLDERS

SPONSOR STOCKHOLDERS

Anschutz Investment Fund, LP
c/o The Anschutz Corporation
555 17th Street, Suite 2400
Denver, CO 80202

ACE II LLC
c/o The Anschutz Corporation
555 17th Street, Suite 2400
Denver, CO 80202

Juniper Family Investments, LLC
c/o The Anschutz Corporation
555 17th Street, Suite 2400
Denver, CO 80202

Lyndia K. Harvey, Trustee of the Lyndia K. Harvey Revocable Trust
c/o The Anschutz Corporation
555 17th Street, Suite 2400
Denver, CO 80202

OCM Principal Opportunities Fund II, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071

NON-SPONSOR STOCKHOLDERS

Edwards Affiliated Holdings, LLC
C/o W. James Edwards III
25 Heritage Lane
Newport Beach, CA 92660

GSCP Recovery, Inc.
c/o GSC Partners
500 Campus Drive, Suite 220
Florham Park, NJ 07932

LBI Group, Inc.
c/o Lehman Brothers, Inc.
101 Hudson Street
Jersey City, NJ 07302

Putnam High Yield Trust
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam High Yield Advantage Fund
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam Variable Trust-Putnam VT High Yield Fund
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam Master Income Trust
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam Premier Income Trust
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam Master Intermediate Income Trust
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam Diversified Income Trust
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam Funds Trust-Putnam High Yield Trust II
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam Strategic Income Fund
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam Variable Trust-Putnam VT Diversified Income Fund
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam High Yield Fixed Income Fund, LLC
c/o Putnam Fiduciary Trust Company
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Putnam High Yield Managed Trust
c/o Putnam Fiduciary Trust Company
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

Travelers Series Fund Inc.-Putnam Diversified Income Portfolio
c/o Putnam Investment Management, LLC
High Yield Group
One Post Office Square, 7th Floor
Boston, MA 02109

QuickLinks

  Exhibit 10.1